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                                                                    EXHIBIT 10.3


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                        BALDWIN CANADA SECURITY AGREEMENT

                            Made as of March 24, 2000

                                     Between

                   THE BALDWIN PIANO COMPANY (CANADA) LIMITED
                                     Grantor

                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION
                              as Agent for Lenders



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                                 MCMILLAN BINCH
                                  -----------
                            BARRISTERS & SOLICITORS

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                                TABLE OF CONTENTS


RECITALS..........................................................................................................1

Section 1 - INTERPRETATION........................................................................................1
         1.1    Terms Defined in PPSA.............................................................................1
         1.2    Other Defined Terms...............................................................................2
                (1)     Agreement.................................................................................2
                (2)     Credit Agreement..........................................................................2
                (3)     Collateral................................................................................2
                (4)     Contract..................................................................................2
                (5)     Guarantee.................................................................................2
                (6)     Inventory.................................................................................2
                (7)     Obligations...............................................................................2
                (8)     Receiver..................................................................................2
                (9)     Security Interest.........................................................................2
         1.3    Terms Defined in Credit Agreement.................................................................2

Section 2 - grant of security.....................................................................................3
         2.1    Grant of Security.................................................................................3
         2.2    Exception Respecting Trade-Marks..................................................................3
         2.3    Exception to Last Day.............................................................................4
         2.4    Liability for Deficiency..........................................................................4

Section 3-- AGENT'S AND LENDERS' RIGHTS; LIMITATIONS ON AGENT'S AND LENDERS' OBLIGATIONS..........................4
         3.1    Continued Liability of Grantor under Licenses, etc................................................4
         3.2    Notice to Account Debtors.........................................................................4
         3.3    Verification of Accounts..........................................................................5

Section 4-- REPRESENTATIONS AND WARRANTIES OF GRANTOR.............................................................5
         4.1    Representations and Warranties....................................................................5

Section 5-- COVENANTS OF THE GRANTOR..............................................................................7
         5.1    Covenants.........................................................................................7
                (1)     Limitation on Liens on Collateral.........................................................8
                (2)     Limitations on Disposition................................................................8
                (3)     Notice to Agent...........................................................................8
                (4)     No Accessions.............................................................................8
                (5)     Maintenance of Records....................................................................8
                (6)     Further Assurances; Pledge of Instruments.................................................8
                (7)     Indemnification...........................................................................9
                (8)     Compliance with Terms of Accounts, etc....................................................9
                (9)     Intellectual Property Collateral..........................................................9
                (10)    Further Identification of Collateral.....................................................10

Section 6-- REMEDIES.............................................................................................10
         6.1    Appointment of Receiver..........................................................................10
         6.2    Exercise of Rights by Agent......................................................................11
         6.3    Taking Possession of Collateral..................................................................11
         6.4    Rights and Remedies under PPSA...................................................................11

                                      (i)

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
         6.5    Co-operation of Grantor with respect to Taking Possession........................................11
         6.6    Costs............................................................................................11
         6.7    Notice of Sale...................................................................................12
         6.8    Grant of Licence to Use Intellectual Property Collateral.........................................12
         6.9    Limitation on Agent's and Lenders' Duty in Respect of Collateral.................................12

Section 7-- MISCELLANEOUS........................................................................................12
         7.1    Performance by Agent.............................................................................12
         7.2    Extensions, etc..................................................................................13
         7.3    No Waiver........................................................................................13
         7.4    Waiver of Protest................................................................................13
         7.5    Assignment and Enurement.........................................................................13
         7.6    Amendment........................................................................................13
         7.7    Notices..........................................................................................13
         7.8    Remedies Cumulative..............................................................................14
         7.9    Headings.........................................................................................14
         7.10   Reinstatement....................................................................................14
         7.11   Number and Gender................................................................................14
         7.12   Limitation By-Law; Severability..................................................................15
         7.13   Attachment.......................................................................................15
         7.14   Amalgamation.....................................................................................15
         7.15   Agent's Appointment as Attorney-In-Fact..........................................................15
         7.16   Termination of This Agreement....................................................................16
         7.17   Further Assurances...............................................................................16
         7.18   Governing Law....................................................................................16
         7.19   Counterparts.....................................................................................16
         7.20   No Strict Construction...........................................................................16
         7.21   Advice of Counsel................................................................................16
         7.22   Benefit of Lenders...............................................................................16

Section 8-- COPY OF AGREEMENT....................................................................................16
         8.1    Copy.............................................................................................16
         8.2    Waiver...........................................................................................16

Schedule 4.1(4) - Financing Statements

Schedule 4.1(5) - Instruments and Chattel Paper

Schedule 4.1(6) - Locations

Schedule 4.1(10) - Designs, Patents, Trademarks and Copyrights


                                      (ii)

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                        BALDWIN CANADA SECURITY AGREEMENT

This Agreement is made as of March 24, 2000, between

                  THE BALDWIN PIANO COMPANY (CANADA) LIMITED, a corporation incorporated under the laws of Canada ("GRANTOR")

                                      and

                  GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent (together with its successors and assigns, "AGENT") for the financial institutions and other entities that are from time to time signatories, as lenders ("LENDERS") to the Credit Agreement (as hereinafter defined)


RECITALS

A. Pursuant to that certain Credit Agreement dated as of the date hereof between Baldwin Piano & Organ Company ("BORROWER"), as borrower, the other Credit Parties signatory thereto, the Lenders signatory thereto from time to time and Agent (as from time to time amended, restated, supplemented and otherwise modified, the "CREDIT AGREEMENT"), Lenders have agreed to make Loans to Borrower and to incur Letter of Credit Obligations on behalf of Borrower.

B. Grantor is a direct wholly-owned subsidiary of Borrower.

C. Pursuant to a Guarantee dated as of the date hereof, given by Grantor in favour of Agent and Lenders (as from time to time amended, restated, supplemented and otherwise modified, the "GUARANTEE"), Grantor has guaranteed the payment and performance of all obligations of Borrower to Agent and Lenders.

D. In connection with the making of the Loans and the incurrence of Letter of Credit Obligations under the Credit Agreement and as a condition precedent thereto, Lenders require that Grantor shall have executed and delivered this Agreement as security for all its obligations under the Guarantee, the Credit Agreement, this Agreement and any of the other Loan Documents to which Grantor is party.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 - INTERPRETATION

1.1 TERMS DEFINED IN PPSA. The terms "Chattel Paper", "Document of Title", "Goods", "Instrument", "Intangible", "Security", "Proceeds", "inventory", "Accession", "Money",

"Account", "financing statement" and "financing change statement" whenever used herein shall be interpreted in accordance with their respective meanings when used in the Personal Property Security Act (Ontario), as amended from time to time, which Act, including amendments thereto and any Act substituted therefor and amendments thereto, is herein referred to as the "PPSA". Any reference herein to "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof ". The term "Proceeds", whenever used herein and interpreted as above, shall, by way of example, include trade-ins, equipment, Money, bank accounts, notes, Chattel Paper, Goods, contracts rights, Accounts and any other personal property or obligation received when such Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of.

1.2 OTHER DEFINED TERMS. Unless otherwise defined, capitalized terms used herein have the following meanings:

(1) AGREEMENT means this agreement and all schedules attached hereto as the same may be amended, restated, supplemented and otherwise modified from time to time. All uses of the words "hereto", "herein", "hereof ", "hereby" and "hereunder" and similar expressions refer to this security agreement and not to any particular section or portion of it.

(2) CREDIT AGREEMENT has the meaning given to it in paragraph A of the Recitals.

(3) COLLATERAL has the meaning given to it in Section 2.1.

(4) CONTRACT has the meaning given to it in the Credit Agreement.

(5) GUARANTEE has the meaning given to it in paragraph C of the Recitals.

(6) INVENTORY has the meaning given to it in Section 2.1.

(7) OBLIGATIONS means any and all indebtedness, liabilities and obligations, now or hereafter existing, direct or indirect, absolute or contingent, as principal or surety, of Grantor to Agent and Lenders or any of them arising under, by virtue of or otherwise in connection with the Guarantee, this Agreement, the Credit Agreement or any other Loan Document.

(8) RECEIVER has the meaning given to it in Section 6.1.

(9) SECURITY INTEREST has the meaning given to it in Section 2.1.

1.3 TERMS DEFINED IN CREDIT AGREEMENT. Other capitalized terms used herein and not otherwise defined have the meanings given to them in the Credit Agreement or in Annex "A" thereto.

SECTION 2 - GRANT OF SECURITY

2.1 GRANT OF SECURITY. As continuing collateral security for the due payment and performance by Grantor of all of the Obligations, Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for itself and for the benefit of Lenders, and grants to Agent, for itself and for the benefit of Lenders, a security interest (collectively, the


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                                      -3-


"SECURITY INTEREST") in, all of its right, title and interest in, to and under all of Grantor's present and after acquired personal property including, without limitation, in all Goods (including all parts, accessories, attachments, special tools, additions and accessions thereto), Chattel Paper, Documents of Title (whether negotiable or not), Instruments, Money and Securities now owned or hereafter owned or acquired by or on behalf of Grantor (including such as may be returned to or repossessed by Grantor) and in all Proceeds and renewals thereof, accretions thereto and substitutions therefor and, further including, without limitation, all of the following now owned or hereafter owned or acquired by or on behalf of Grantor:

(1) all Accounts and book debts and generally all debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured including letters of credit and advices of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by Grantor ("DEBTS");

(2) all deeds, documents, writings, papers, books of account and other books relating to or being records of Debts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

(3) all inventory of whatever kind and wherever situate, including, for greater certainty, all raw materials, work in process or materials used or consumed or to be used or consumed in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies (collectively, "INVENTORY");

(4) all Equipment (other than Inventory) of whatever kind and wherever situate, including, without limitation, all machinery, tools, apparatus, plant, furniture, fixtures and vehicles of whatsoever nature or kind;

(5) all Intangibles and General Intangibles;

(6) all present and future Contracts, contract rights and insurance claims;

(7) all Intellectual Property;

(8) all present and future Instruments; and

(9) all Money, Securities and Investment Property.

The foregoing property is collectively referred to as the "COLLATERAL". In addition, to secure the prompt and complete payment, performance and observation of the Obligations, Grantor hereby grants to Agent, for itself and for the benefit of Lenders, a right of set-off against Collateral now or hereafter in the possession or custody of or in transit to Agent or any Lender for any purpose.

2.2 EXCEPTION RESPECTING TRADE-MARKS. Notwithstanding Section 2.1, Grantor's grant of security in trademarks (as defined in the Trademarks Act (Canada)) under this Agreement shall be limited to a grant by Grantor of a security interest in all of Grantor's right, title and interest in such trademarks.


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                                      -4-


2.3 EXCEPTION TO LAST DAY. The Security Interest granted hereby shall not extend or apply to, and Collateral shall not include, the last day of the term of any lease or agreement therefor, but upon the enforcement of the Security Interest, Grantor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

2.4 LIABILITY FOR DEFICIENCY. If the Collateral is realized upon and the Security Interest in the Collateral is not sufficient to satisfy all Obligations, Grantor acknowledges and agrees that, subject to the provisions of the PPSA, Grantor shall continue to be liable for any Obligations remaining outstanding and Agent shall be entitled to pursue full payment thereof.

SECTION 3 - AGENT'S AND LENDERS' RIGHTS; LIMITATIONS ON AGENT'S AND LENDERS' OBLIGATIONS

3.1 CONTINUED LIABILITY OF GRANTOR UNDER LICENSES, ETC. It is expressly agreed by Grantor that, anything herein to the contrary notwithstanding, Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any Lender shall have any obligation or liability under any Contract or License by reason of or arising out of this Agreement or the granting herein of a Security Interest therein or the receipt by Agent or any Lender of any payment relating to any Contract or License pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

3.2 NOTICE TO ACCOUNT DEBTORS. Agent may, at any time after a Default or an Event of Default shall have occurred and be continuing, or, upon Agent's reasonable determination that notice to third parties is necessary to protect the Security Interest or any other of its Liens, without prior notice to Grantor, notify any Account Debtors obligated under any Account of Grantor, parties to any Contracts of Grantor and obligors in respect of Instruments and Chattel Paper, that such Accounts and the right, title and interest of Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to Agent, and that payments shall be made directly to Agent for itself and the benefit of Lenders. Upon the request of Agent, Grantor shall so notify such Account Debtors, parties to Contracts and obligors in respect of Instruments and Chattel Paper. Grantor acknowledges that any payments on or other proceeds of Collateral received by Grantor from such Account Debtors, whether before or after notification of the Security Interest to such Account Debtors and whether before or after the occurrence of a Default or an Event of Default, shall be received and held by Grantor in trust for Agent and shall be deposited in a Borrower Account in the name of Grantor in accordance with Annex C to the Credit Agreement.

3.3 VERIFICATION OF ACCOUNTS. Agent may at any time, in Agent's own name or in the name of Grantor, communicate with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to Agent's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or

Chattel Paper. If a Default or an Event of Default shall have occurred and be continuing, Grantor, at its own expense, shall cause the independent chartered accountants then engaged by such Grantor to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent's request the following reports with respect to Grantor: (i) a reconciliation of all Accounts;
(ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

SECTION 4 - REPRESENTATIONS AND WARRANTIES OF GRANTOR

4.1 REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants that:

(1) Grantor's correct legal name is "THE BALDWIN PIANO COMPANY (CANADA)
LIMITED";

(2) Grantor is the sole owner of each item of the Collateral upon which it purports to grant a security interest hereunder, and has good and marketable title thereto free and clear of any and all Liens other than Permitted Encumbrances;

(3) no effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by Grantor in favour of Agent, pursuant to this Agreement or the other Loan Documents, and (ii) in connection with any other Permitted Encumbrances;

(4) this Agreement is effective to create a valid and continuing Security Interest on and, upon the filing of the appropriate financing statements listed on Schedule 4.1(4) hereto, a perfected Security Interest in favour of Agent, for itself and the benefit of Lenders, on the Collateral with respect to which a security interest may be perfected by filing pursuant to the PPSA. Such Security Interest is prior to all other Liens, except Permitted Encumbrances that would be prior to the Security Interest in favour of Agent for the benefit of Agent and Lenders as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from Grantor (other than purchasers of Inventory in the ordinary course of business). All action by Grantor necessary or desirable to protect and perfect such Security Interest on each item of the Collateral has been duly taken;

(5) Schedule 4.1(5) hereto lists all Instruments and Chattel Paper of Grantor. All action by Grantor necessary or desirable to protect and perfect the Security Interest of Agent on each item set forth on Schedule 4.1(5) (including the delivery of all originals thereof to Agent and the legending of all Chattel Paper as required by Section 5.1(5) hereof) has been duly taken. The Security Interest of Agent, for the benefit of Agent and Lenders, on the Collateral listed on Schedule 4.1(5) hereto is prior to all other Liens, except Permitted Encumbrances that would be prior to the Security Interest in favour of Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from Grantor;

(6) Grantor's chief executive office, principal place of business, domicile (within the meaning of the Civil Code of Quebec), corporate offices, all warehouses and premises where Collateral is stored or located, and the locations of all of its books and records concerning the Collateral and all Account Debtors are set forth on Schedule 4.1(6) hereto;

(7) with respect to the Accounts of Grantor, except as specifically disclosed in the most recent Collateral Report delivered to Agent, (i) they represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no set-offs, claims or disputes existing or asserted with respect thereto and Grantor has made no agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by Grantor in the ordinary course of its business for prompt payment and disclosed to Agent; (iii) to Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on Grantor's books and records and any invoices, statements and Collateral Reports delivered to Agent and Lenders with respect thereto; (iv) Grantor has no notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and (v) Grantor has no knowledge that any Account Debtor is unable generally to pay its accounts as they become due. Further, with respect to the Accounts (x) the amounts shown on all invoices, statements and Collateral Reports which may be delivered to Agent with respect thereto are actually and absolutely owing to Grantor as indicated thereon and are not in any way contingent; (y) no payments have been or shall be made thereon except payments immediately delivered to the applicable Borrower Accounts in the name of Grantor or Agent as required pursuant to the terms of Annex C of the Credit Agreement; and (z) to Grantor's knowledge, all Account Debtors have the capacity to contract;

(8) all Inventory purchased by Grantor is purchased free and clear of any and all Liens and other adverse claims other than unpaid suppliers' rights to repossess goods under Section 81.1 of the Bankruptcy and Insolvency Act (Canada) and such suppliers' substantially similar rights under the Civil Code of Quebec;

(9) with respect to any Inventory scheduled or listed on any Collateral Report delivered to Agent pursuant to the terms of this Agreement or the Credit Agreement, (i) such Inventory is located at one of Grantor's locations set forth on Schedule 4.1(6) hereto, (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without Agent's prior consent, and if Agent gives such consent, Grantor will concurrently therewith obtain, to the extent required by the Credit Agreement, bailee, landlord and mortgagee agreements, (iii) the Grantor has good and marketable title to such property and, subject to Section 4.1(8) hereof, such property is not subject to any Lien or security interest or document whatsoever except for the Security Interest granted to Agent, for the benefit of Agent and Lenders, and except for Permitted Encumbrances, (iv) except as specifically disclosed in a Collateral Report delivered to Agent, such Inventory is Eligible Inventory of good and merchantable quality, free from any defects, (v) such property is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party as a precondition of such sale or other disposition, and (vi) the completion of manufacture, sale or other disposition of such property by Agent, following an Event of Default, shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which Grantor is a party or to which such property is subject; and

(10) Grantor has no interest in, or title to, any Design, Patent, Trademark or Copyright except as set forth in Schedule 4.1(10) hereto. This Agreement is effective to create a valid and continuing Security Interest on and, upon filing this Agreement with the applicable Canadian Intellectual Property Office and filing of the financing statement listed on Schedule 4.1(4) hereto under the PPSA (which has been completed), perfected Security Interests in favour of Agent on Grantor's Designs, Patents, Trademarks and Copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from Grantor. Upon completion of the filings referred to in the immediately preceding sentence, all action necessary or desirable to protect and perfect Agent's Security Interests on Grantor's Designs, Patents, Trademarks or Copyrights shall have been duly taken.

(11) Except for those filings contemplated by the Loan Documents, no consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the grant by Grantor of Liens on the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Grantor.

(12) This Agreement has been duly authorized, executed and delivered by Grantor and constitutes a legal, valid and binding obligation of Grantor enforceable against Grantor in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to equitable principles.

SECTION 5 - COVENANTS OF THE GRANTOR

5.1 COVENANTS. Grantor covenants and agrees with Agent, for the benefit of Agent and Lenders, that from and after the date of this Agreement and until the Termination Date:

(1) LIMITATION ON LIENS ON COLLATERAL. Grantor will not create, permit or suffer to exist, and Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Agent and Lenders in and to any of Grantor's rights in respect of the Collateral against the claims and demands of all Persons whomsoever.

(2) LIMITATIONS ON DISPOSITION. Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Credit Agreement.

(3) NOTICE TO AGENT. Grantor will advise Agent promptly, in reasonable detail,
(i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document.

(4) NO ACCESSIONS. Grantor shall prevent Collateral, except for Collateral disposed of as permitted hereby or under the Credit Agreement, from being or becoming an accession to other property not covered by this Agreement.

(5) MAINTENANCE OF RECORDS. Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantor shall mark its books and records pertaining to the Collateral to evidence this Agreement and the Security Interests granted hereby. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, as Agent, for the benefit of Agent and certain Lenders."

(6) FURTHER ASSURANCES; PLEDGE OF INSTRUMENTS. At any time and from time to time, upon the written request of Agent and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents (including deeds of hypothec with respect to Collateral located in the Province of Quebec) and take such further actions as Agent may reasonably deem desirable to obtain the full benefits of this Agreement and the other Loan Documents to which Grantor is a party and of the rights and powers herein and therein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any License or Contract held by such Grantor or in which such Grantor has any rights not heretofore assigned,
(ii) filing any financing or continuation statements (or the applicable equivalent) under applicable law with respect to the Security Interests granted hereunder or under any other Loan Document to which Grantor is a party, (iii) transferring Collateral to Agent's possession (for the benefit of Agent and Lenders) if such Collateral consists of Chattel Paper or Instruments or if a Security Interest on such Collateral can be perfected only by possession, or if requested by Agent, and (iv) obtaining, or using its commercially reasonable efforts to obtain, waivers of Liens if any exist, from landlords and mortgagees in accordance with the Credit Agreement. Grantor also hereby authorizes Agent, for the benefit of Agent and Lenders, to file any such financing or continuation statements (or the applicable equivalent) without the signature of Grantor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than cheques and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Agent immediately upon Grantor's receipt thereof.

(7) INDEMNIFICATION. In any suit, proceeding or action brought by Agent or any Lender relating to any Account, Chattel Paper, Contract, Document of Title, Intangible or Instrument for any sum owing thereunder or to enforce any provision of any Account, Chattel Paper, Contract, Document of Title, Intangible or Instrument, Grantor will save, indemnify and keep Agent and Lenders harmless from and against all expense (including reasonable legal fees and expenses), loss or damage suffered by reason of any defence, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favour of, such obligor or its successors from Grantor, except in the case of Agent or any Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or wilful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. All such obligations of Grantor shall be and remain enforceable against and only against Grantor and shall not be enforceable against Agent or any Lender.

(8) COMPLIANCE WITH TERMS OF ACCOUNTS, ETC. In all material respects, Grantor will perform and comply with all obligations in respect of its Accounts, Chattel Paper, Contracts and Licenses and all other agreements to which it is a party or by which it is bound relating to the Collateral.

(9) INTELLECTUAL PROPERTY COLLATERAL.

         (a) Grantor shall notify Agent immediately if it knows or has reason to know that any application or registration relating to any of Grantor's Designs, Patents, Trademarks or Copyrights (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in any Canadian Intellectual Property Office or the United States Patent and Trademark Office or the United States Copyright Office or any court) regarding Grantor's ownership of any Design, Patent, Trademark or Copyright, its rights to register the same, or to keep and maintain the same.

         (b) In no event shall Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Design, Patent, Trademark or Copyright with any Canadian Intellectual Property Office or the United States Patent and Trademark Office or the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof, and, upon request of Agent, Grantor shall execute and deliver any and all intellectual property security agreements, as Agent may reasonably request to evidence Agent's Lien on such Design, Patent, Trademark or Copyright, and the General Intangibles and Intangibles of Grantor relating thereto or represented thereby.

         (c) Grantor shall take all actions necessary or reasonably requested by Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of Grantor's Designs, Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits or declarations of use, affidavits of non-contestability and opposition and interference and cancellation proceedings, unless Grantor shall determine that such Design, Patent, Trademark or Copyright is not material to the conduct of its business.

         (d) In the event that any of Grantor's Design, Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, Grantor shall notify Agent promptly after Grantor learns thereof. Grantor shall, unless Grantor shall reasonably determine that such Design, Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall reasonably deem appropriate under the circumstances to protect such Design, Patent, Trademark or Copyright Collateral.

(10) FURTHER IDENTIFICATION OF COLLATERAL. Grantor will, if so requested by Agent, furnish to Agent, as often as Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in such detail as Agent may specify.

SECTION 6 - REMEDIES

6.1 APPOINTMENT OF RECEIVER. Upon the occurrence of and during the continuance of any Event of Default, Agent may appoint or reappoint by instrument in writing, any Person or Persons, whether an officer or officers or an employee or employees of Agent or not, to be an interim receiver, receiver or receivers (hereinafter called a "RECEIVER", which term when used herein shall include a receiver and manager) of Collateral (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his/her/its stead. Any such Receiver shall, so far as concerns responsibility for his/her/its acts, be deemed the agent of Grantor and not Agent or any of Lenders, and neither Agent nor any of Lenders shall be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver, his/her/its servants, agents or employees. Subject to the provisions of the instrument appointing him/her/it, any such Receiver shall have power to take possession of Collateral, to preserve Collateral or its value, to carry on or concur in carrying on all or any part of the business of Grantor and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including Grantor, enter upon, use and occupy all premises owned or occupied by Grantor wherein Collateral may be situate, maintain Collateral upon such premises, borrow money on a secured or unsecured basis and use Collateral directly in carrying on Grantor's business or as security for loans or advances to enable the Receiver to carry on Grantor's business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by Agent, all Money received from time to time by such Receiver in carrying out his/her/its appointment shall be received in trust for and be paid over to Agent. Every such Receiver may, in the discretion of Agent, be vested with all or any of the rights and powers of Agent.

6.2 EXERCISE OF RIGHTS BY AGENT. Upon and during the continuance of any Event of Default, Agent may, either directly or through its agents or nominees, exercise any or all of the powers and rights given to a Receiver by virtue of Section 6.1.

6.3 TAKING POSSESSION OF COLLATERAL. Upon the occurrence and during the continuance of an Event of Default, Agent may take possession of, collect, demand, sue on, enforce, recover and receive Collateral and give valid and binding receipts and discharges therefor and in respect thereof and, upon the occurrence and during the continuance of any Event of Default, Agent may sell, license, lease or otherwise dispose of Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as to Agent may seem reasonable and in compliance with applicable law.

6.4 RIGHTS AND REMEDIES UNDER PPSA. In addition to those rights granted herein and in any other agreement now or hereafter in effect between Grantor and Agent and any Lender, and in addition to any other rights Agent or Lenders may have at law or in equity, Agent shall have, both before and after the occurrence of any Event of Default, all rights and remedies of a secured party under the PPSA. However, Agent shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease, license or otherwise dispose of Collateral or to institute any proceedings for such purposes. Furthermore, none of Agent or Lenders shall have any obligation to take any steps to preserve rights against prior parties to any Instrument or Chattel Paper, whether Collateral or proceeds and whether or not in Agent's or any Lender's possession, and shall not be liable or accountable for failure to do so.

6.5 CO-OPERATION OF GRANTOR WITH RESPECT TO TAKING POSSESSION. Grantor acknowledges that, after and during the continuance of an Event of Default, Agent or any Receiver appointed by it may take possession of Collateral wherever it may be located and by any method permitted by law and Grantor agrees upon request from Agent or any such Receiver to assemble and deliver possession of Collateral at such place or places as directed.

6.6 COSTS. Grantor agrees to be liable for and to pay all costs, charges and expenses reasonably incurred by Agent, any Lender or any Receiver appointed by Agent, whether directly or for services rendered (including reasonable legal and auditors' costs and expenses and Receiver remuneration), in operating Grantor's accounts, in preparing or enforcing this Agreement, taking and maintaining custody of, preserving, repairing, processing, preparing for disposition and disposing of Collateral and in enforcing or collecting indebtedness and all such costs, charges and expenses, together with any amounts owing as a result of any borrowing by Agent, any Lender or any Receiver appointed by Agent, as permitted hereby, shall be a first priority Security Interest on the proceeds of realization, collection or disposition of Collateral and shall be secured hereby.

6.7 NOTICE OF SALE. The Agent will give Grantor such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of Collateral is to be made as may be required by the PPSA.

6.8 GRANT OF LICENCE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling Agent to exercise rights and remedies under Section 6 hereof (including, without limiting the terms of Section 6 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, Grantor hereby grants to Agent, for the benefit of Agent and Lenders, an irrevocable, non-exclusive licence (exercisable without payment of royalty or other compensation to Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

6.9 LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL. Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

SECTION 7 - MISCELLANEOUS

7.1 PERFORMANCE BY AGENT. Upon Grantor's failure to perform any of its duties hereunder, Agent may, but shall not be obligated to, perform any or all of such duties, and Grantor shall pay to Agent, forthwith upon written demand therefor, an amount equal to the expense incurred by Agent in so doing plus interest thereon from the date such expense is incurred until it is paid at an annual rate of interest equal to 15% on the basis of a three hundred and sixty (360) day year, in each case, for the actual number of days occurring in the period for which such interest is payable. For the purposes of the Interest Act (Canada), such rate of interest shall be equivalent to a rate based on a calendar year equal to such rate of interest multiplied by the actual number of days in the calendar year of calculation and divided by 360.

7.2 EXTENSIONS, ETC. Agent may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with Grantor, debtors of Grantor, any other Credit Party, sureties and others and with Collateral and other security as Agent may see fit without prejudice to the liability of Grantor or Agent's right to hold and realize the Security Interest. Furthermore, without limiting any other provision hereof, after and during the continuance of an Event of Default, Agent may demand, collect and sue on Collateral in either Grantor's or Agent's name, at Agent's option, and may endorse Grantor's name on any and all cheques, commercial paper, and any other Instruments pertaining to or constituting Collateral. Nothing herein contained shall in any way obligate Agent to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute Obligations.

7.3 NO WAIVER. No delay or omission by Agent in exercising any right or remedy hereunder or with respect to any of the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Furthermore, Agent may remedy any default by Grantor hereunder or with respect to any Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Grantor. All rights and remedies of Agent granted or recognized herein are cumulative and may be exercised at any time and from time to time independently or in combination.

7.4 WAIVER OF PROTEST. Grantor waives protest of any Instrument constituting Collateral at any time held by Agent on which Grantor is in any way liable and, subject to Section 6.7 hereof, notice of any other action taken by Agent, each to the extent permitted by applicable law.

7.5 ASSIGNMENT AND ENUREMENT. This Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor (including any debtor-in-possession on behalf of Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the obligations of Borrower or any portion thereof or interest therein shall in any manner affect the Security Interest granted to Agent, for the benefit of

Agent and Lenders, hereunder. Grantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement.

7.6 AMENDMENT. Save for any schedules which may be added hereto pursuant to the provisions hereof, no modification, variation or amendment of any provision of this Agreement shall be made except by a written agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

7.7 NOTICES. Except as otherwise provided herein, each notice, demand, request, consent, approval, declaration or other communication which shall or may be given hereunder shall be in writing and shall be deemed to have been validly served, given or delivered if served, given or delivered in accordance with
Section 11.10 of the Credit Agreement. Such communications shall be faxed, given or delivered to Grantor at the following address:

         The Baldwin Piano Company (Canada) Limited
         c/o 4680 Parkway Drive
         Mason, Ohio
         45040-5301
         Attention:                 Chief Financial Officer
         Telecopier No.:            (513) 754-4664
         Telephone No.:             (513) 754-4647

with a copy to:

         Graydon Head & Richey
         511 Walnut Street, #1900
         Cincinnati, Ohio
         45202
         Attention:                 Jeffrey Rohr
         Telecopier No.:            (513) 651-3836
         Telephone No.:             (513) 629-2852

7.8 REMEDIES CUMULATIVE. This Agreement and the security afforded hereby is in addition to and not in substitution for any other security now or hereafter held by Agent and is intended to be a continuing security agreement and shall remain in full force and effect until all Obligations and any extensions or renewals thereof together with interest accruing thereon shall be paid in full.

7.9 HEADINGS. The headings used in this Agreement are for convenience only and are not to be considered a part of this Agreement and do not in any way limit or amplify the terms and provisions of this Agreement.

7.10 REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee or similar Person be appointed for all or any significant part of Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

7.11 NUMBER AND GENDER. When the context so requires, the singular number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

7.12 LIMITATION BY-LAW; SEVERABILITY. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law. In the event any provisions of this Agreement, as amended from time to time, shall be deemed invalid or void, in whole or in part, by any Court of competent jurisdiction, the remaining terms and provisions of this Agreement shall remain in full force and effect.

7.13 ATTACHMENT. The Security Interest created hereby is intended to attach when this Agreement is signed by Grantor and delivered to Agent.

7.14 AMALGAMATION. Grantor acknowledges and agrees that, in the event it amalgamates with any other company or companies, it is the intention of the parties hereto that the term "Grantor", when used herein, shall apply to each of the amalgamating companies and to the amalgamated company, such that the Security Interest granted hereby:

(1) shall extend to "Collateral" (as that term is herein defined) owned by each of the amalgamating companies and the amalgamated company at the time of amalgamation and to any "Collateral" thereafter owned or acquired by the amalgamated company, and

(2) shall secure the "Obligations" (as that term is herein defined) of each of the amalgamating companies and the amalgamated company to Agent and Lenders at the time of amalgamation and any "Obligations" of the amalgamated company to Agent and Lenders thereafter arising. The Security Interest shall attach to "Collateral" owned by each company amalgamating with Grantor, and by the amalgamated company, at the time of the amalgamation, and shall attach to any "Collateral" thereafter owned or acquired by the amalgamated company when such becomes owned or is acquired.

7.15 AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT. On the Closing Date, Grantor shall execute and deliver to Agent a power of attorney (the "POWER OF ATTORNEY") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Agent, for the benefit of Agent and Lenders, under the Power of Attorney are solely to protect Agent's interests (for the benefit of Agent and Lenders) in the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers. Agent agrees that (a) it shall not exercise any power of attorney or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Agent shall account for any money received by Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that none of Agent or Lenders shall have any duty as to any Collateral, and Agent and Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. NONE OF AGENT, LENDERS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

7.16 TERMINATION OF THIS AGREEMENT. Subject to Section 7.10 hereof, this Agreement shall terminate upon the Termination Date.

7.17 FURTHER ASSURANCES. Grantor hereby authorizes Agent to file such financing statements, financing change statements and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying Collateral or any Permitted Encumbrances affecting Collateral or identifying the locations at which Grantor's business is carried on and Collateral and records relating thereto are situate) as Agent may reasonably deem appropriate to perfect on an ongoing basis and continue the Security Interest, to protect and preserve Collateral and, following an Event of Default, to realize upon the Security Interest.

7.18 GOVERNING LAW. This Agreement and the transactions evidenced hereby shall be governed by and construed in accordance with the laws of the province of Ontario and the federal laws of Canada applicable therein, as the same may from time to time be in effect, including, where applicable, the PPSA.

7.19 COUNTERPARTS. This Agreement may be executed in any number of counterparts which shall, collectively and separately constitute one agreement.

7.20 NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favouring or disfavouring any party by virtue of the authorship of any provisions of this Agreement.

7.21 ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel.

7.22 BENEFIT OF LENDERS. All Liens granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

SECTION 8 - COPY OF AGREEMENT

8.1 COPY. Grantor hereby acknowledges receipt of a copy of this Agreement.

8.2 WAIVER. To the extent permitted by applicable law, Grantor waives Grantor's right to receive a copy of any financing statement or financing change statement registered by Agent, or of any verification statement with respect to any financing statement or financing change statement registered by Agent.



                           [INTENTIONALLY LEFT BLANK]

The parties have executed this Agreement.


                                    THE BALDWIN PIANO COMPANY (CANADA) LIMITED

                                    By: /s/ DUANE KIMBLE
                                       ----------------------------
                                       Duane Kimble
                                       Chief Financial Officer

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By: /s/ CHARLES CHIODO
                                       ----------------------------
                                       Charles Chiodo
                                       Duly Authorized Signatory

                                    EXHIBIT A

                                POWER OF ATTORNEY

         This Power of Attorney is executed and delivered by The Baldwin Piano Company (Canada) Limited, a corporation incorporated under the laws of Canada ("GRANTOR"), to General Electric Capital Corporation, a New York corporation (hereinafter referred to as "ATTORNEY"), as Agent for the benefit of Agent and Lenders, under a Security Agreement, dated as of March _____, 2000, and other related documents (the "LOAN DOCUMENTS"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfilment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest and may not be revoked or cancelled by Grantor without Attorney's written consent.

         Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests or other encumbrances levied or placed on or threatened against Grantor or its property; (d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such money due to Grantor whenever payable and to enforce any other right in respect of Grantor's property; (f) cause the public chartered accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, and (4) test verifications of such accounts as Attorney may request; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts and other matters relating thereto; and (h) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

         THIS POWER OF ATTORNEY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT PROVINCE.

IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor pursuant to the authority of its board of directors this _______ day of March, 2000.



                                    THE BALDWIN PIANO COMPANY (CANADA) LIMITED

                                    By:                                   c/s
                                       -----------------------------------
                                       Duane Kimble
                                       Chief Financial Officer


                                      A-2